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                                                                   EXHIBIT 10.29



                             INTERCOMPANY AGREEMENT


               This Intercompany Agreement (this "Agreement") is made and entered into as of this 17 day of April, 1997 by and among G & G INVESTMENTS, INC., a Delaware corporation ("G & G"), GLENSHAW GLASS COMPANY, a Pennsylvania corporation ("Glenshaw"), HILLSBORO GLASS COMPANY, a Delaware corporation ("Hillsboro"), I.M.T.E.C. ENTERPRISES INC., an Oklahoma corporation ("IMTEC"), CONSUMERS PACKAGING INC., a corporation organized under the federal laws of Canada ("Consumers Packaging"), ANCHOR GLASS CONTAINER CORPORATION (formerly known as Anchor Glass Acquisition Corporation), a Delaware corporation ("New Anchor"), CONSUMERS INTERNATIONAL INC., a corporation organized under the federal laws of Canada ("Consumers International"), CONSUMERS U.S., INC., a Delaware corporation ("Consumers U.S."), BT COMMERCIAL CORPORATION ("BTCC"), as agent for the Lenders identified in that certain Credit Agreement dated as of February 5, 1997, as amended from time to time (the "Credit Agreement"), among New Anchor, the Lenders named therein (including Bankers Trust Company as Co-Syndication Agent and Issuing Bank ("BTCO") and PNC Bank, National Association as Co-Syndication Agent and Issuing Bank), THE BANK OF NEW YORK, as Trustee (the "New Anchor Trustee"), in respect of New Anchor's 11.25% First Mortgage Notes due 2005 (the "First Mortgage Notes") issued under an Indenture dated as of April 17, 1997 (the "Anchor Indenture") and THE BANK OF NEW YORK, as Trustee (the "Consumers Trustee"), in respect of Consumers International's 10.25% Senior Secured Notes due 2005 (the "Senior Secured Notes") issued under an Indenture dated as of April 17, 1997 (the "Consumers Indenture").

               WHEREAS, the Credit Agreement requires New Anchor to covenant and agree not to engage in transactions with Affiliates except on the terms and conditions provided for in the Credit Agreement; and

               WHEREAS, the Anchor Indenture and the Consumers Indenture requires New Anchor and Consumers Packaging, respectively, to covenant and agree not to engage in transactions with Affiliates except on the terms and conditions provided for in the Anchor Indenture and the Consumers Indenture; and

               WHEREAS, G & G, Glenshaw, Hillsboro, IMTEC, Consumers Packaging, New Anchor, Consumers International and Consumers U.S. are Affiliates and it is required by the terms of the Credit Agreement and a condition to the issuance of the First Mortgage Notes under the Anchor Indenture and the Senior Secured Notes under the Consumers Indenture that the parties enter into this Agreement;

               NOW, THEREFORE, the undersigned, intending to be legally bound hereby, do covenant and agree as follows:

               1. Definitions. The following words and phrases have the meanings ascribed to them below:



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               "Affiliate" means, when used with reference to any Person, any other Person directly or indirectly controlling, controlled by, or under direct or indirect common control with, the reference person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct or cause the direction of management or policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative of the foregoing or the ownership of more than 10% of the Voting Stock of such Person; provided that BTCC, Bankers Trust Company and The Toronto-Dominion Bank and their respective Affiliates will not be deemed to be Affiliates of New Anchor.

               "Affiliated Companies" means Consumers Packaging, G & G, Glenshaw, Hillsboro, Consumers International, Consumers U.S., IMTEC, New Anchor and any existing or future direct or indirect Subsidiary of any such Person.

               "Affiliated Glass Manufacturers" means Consumer Packaging, Glenshaw, Hillsboro, New Anchor and any of their respective Subsidiaries engaged in the manufacture of glass products.

               "Members of the Consumers Group" means Consumers Packaging and its Subsidiaries (excluding Consumers U.S., New Anchor and each of their Subsidiaries).

               "Members of the Anchor Group" means New Anchor and its Subsidiaries.

               "Person" means an individual, partnership, corporation, unincorporated organization, trust or joint venture, or a governmental agency or political subdivision thereof.

               "Plant Closing Event" means (a) with respect to the Members of the Anchor Group, the permanent closing by an Affiliated Glass Manufacturer not a Member of the Anchor Group of one or more of its manufacturing plants, which closing has been approved by its board of directors, excluding, however, the closing by Consumers Packaging of its plant at Hamilton, Ontario and (b) with respect to the Members of the Consumers Group, the permanent closing by an Affiliated Glass Manufacturer not a Member of the Consumers Group of one or more of its manufacturing plants, which closing has been approved by its board of directors, excluding, however, the closing by New Anchor of its plants at Dayville, Connecticut and Houston, Texas and one additional plant which is closed as part of New Anchor's business plan following the Anchor Acquisition (as defined in the Anchor Indenture).

               "Subsidiary", with respect to any Person, means (i) any corporation of which the outstanding Capital Stock having at least a majority of the votes entitled to be cast in the election of directors under ordinary circumstances shall at the time be owned, directly or indirectly, by such Person or (ii) any other Person of which at least a majority of the voting interest under ordinary circumstances is at the time, directly or indirectly, owned by such Person.

In addition to the foregoing, capitalized terms not otherwise defined herein that are defined in the Credit Agreement have the meanings ascribed to them therein.



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               2. The Affiliated Companies acknowledge the restrictions
regarding "Affiliate Transactions" contained in the Credit Agreement, the Anchor Indenture and the Consumers Indenture, and agree (so long as such agreements are in effect) that they will not enter into any transaction in violation of any such restrictions. Transactions covered by this Agreement shall be carried out in accordance with this Agreement and transactions carried out in accordance with paragraphs 2-11 of this Agreement shall be deemed to comply with the restrictions on Affiliate Transactions contained in the Credit Agreement, the Anchor Indenture and the Consumers Indenture.

               3. The Members of the Consumers Group and the Members of the Anchor Group shall not pay fees or commissions in connection with manufacturing to Affiliates other than Affiliated Glass Manufacturers.

               4. A Member of the Consumers Group may pay commissions to an Affiliated Glass Manufacturer not a Member of the Consumers Group in connection with manufacturing done by such Member of the Consumers Group for regular customers of such Affiliated Glass Manufacturer so long as:

                  (a) such commissions shall not exceed 5% of the purchase price paid by the customer for the relevant product;

                  (b) any such customer is not a regular customer of any Member of the Consumers Group;

                  (c) subject to Section 8.25 of the Credit Agreement (so long as the Credit Agreement is in effect), the aggregate commissions paid by the Members of the Consumers Group in any twelve-month period shall not exceed the sum of (i) the aggregate commissions received by the Members of the Consumers Group pursuant to Section 6, (ii) $U.S.5.0 million and (iii) if the manufacturing is being done by a Member of the Consumers Group as a result of a Plant Closing Event, U.S. $2.5 million in addition to the U.S. $5.0 million of commissions described in clause (ii) of this paragraph (c); provided, however, the limitations contained in this paragraph (c) shall not apply to (and the calculations made pursuant to this paragraph (c) shall not include) commissions paid by the Members of the Consumers Group if the manufacturing is being done by a Member of the Consumers Group as a result of furnace repairs, strikes or other events of force majeure, in each case of a temporary nature, affecting the operation by an Affiliated Glass Manufacturer not a Member of the Consumers Group of one or more of its plants; and

                  (d) The relevant Affiliated Glass Manufacturer upon receipt of payment from its customer will deduct the commission and the balance of the payment will be remitted to the relevant Member of the Consumers Group.

               5. A Member of the Anchor Group may pay commissions to an Affiliated Glass Manufacturer not a Member of the Anchor Group in connection with manufacturing done by such Member of the Anchor Group for customers of such Affiliated Glass Manufacturer so long as:



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                  (a) such commissions shall not exceed 5% of the purchase price paid by the customer for the relevant product;

                  (b) any such customer is not a regular customer of any Member of the Anchor Group;

                  (c) subject to Section 8.25 of the Credit Agreement (so long as the Credit Agreement is in effect), the aggregate commissions paid by the Members of the Anchor Group in any twelve-month period shall not exceed the sum of (i) the aggregate commissions received by the Members of the Anchor Group pursuant to Section 6, (ii) $U.S.5.0 million and (iii) if the manufacturing is being done by a Member of the Anchor Group as a result of a Plant Closing Event, U.S. $2.5 million in addition to the U.S. $5.0 million of commissions described in clause (ii) of this paragraph (c); provided, however, the limitations contained in this paragraph (c) shall not apply to (and the calculations made pursuant to this paragraph (c) shall not include) commissions paid by the Members of the Anchor Group if the manufacturing is being done by a Member of the Anchor Group as a result of furnace repairs, strikes or other events of force majeure, in each case of a temporary nature, affecting the operation by an Affiliated Glass Manufacturer not a Member of the Anchor Group of one or more of its plants; and

                  (d) The relevant Affiliated Glass Manufacturer upon receipt of payment from its customer will deduct the commission and the balance of the payment will be remitted to the relevant Member of the Anchor Group.

               6. In the event that an Affiliated Glass Manufacturer manufactures products for a customer of a Member of the Consumers Group or a Member of the Anchor Group, as the case may be, such Member of the Consumers Group or such Member of the Anchor Group, as the case may be, shall be entitled to receive a commission from such Affiliated Glass Manufacturer equal to 5% of the purchase price paid by the customer on the same terms as are set forth in
Section 4 or 5 above, as the case may be.

               7. If a customer is transferred from an Affiliated Glass Manufacturer to a Member of the Consumers Group or a Member of the Anchor Group, as the case may be, or from a Member of the Consumers Group or a Member of the Anchor Group, as the case may be, to an Affiliated Glass Manufacturer, such transfer shall be treated as if the transferee is filling orders for the transferor and the provisions of Section 4, 5 or 6, as the case may be, shall apply.

               8. The Affiliated Glass Manufacturers may engage in joint purchasing of raw materials, packaging materials, machinery, insurance, maintenance services, environmental services and other items and services used in their business; provided that (a) out-of-pocket costs (including administrative costs (not including a mark-up, fees or commission) payable to any Affiliate relating to the joint purchasing activities will be shared ratably based on the respective amounts purchased and (b) no mark-up, commissions or fees will be paid to any Affiliates.

               9. The Affiliated Glass Manufacturers may provide technical, engineering, mold design and similar services to each other in which case the company receiving the service will pay the company providing the service per diem costs (but not a mark-up, fees or



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commissions) based on a pro rata allocation of the total compensation of the employee or employees providing the services as well as reasonable out-of-pocket expenses of the employee for travel and related items.

               10. The Affiliated Glass Manufacturers may manufacture materials used in the glass manufacturing business, such as molds, for each other in which case the manufacturing company shall be reimbursed by the company for which the materials were made for the manufacturing company's manufacturing cost plus a reasonable mark-up consistent with industry standards.

               11. The Affiliated Companies may consolidate functions and employee positions among each other in order to reduce costs in which case each company will bear its pro rata share of the actual costs (but not mark-ups, fees or commissions) of such functions and employees (including total employee compensation) based upon a reasonable determination of the percentage of use.

               12. This Agreement shall not govern or regulate (a) transactions between or among Members of the Consumers Group, (b) transactions between or among Members of the Anchor Group or (c) transactions between or among Affiliated Companies not a Member of the Consumers Group or a Member of the Anchor Group.

               13. Each Affiliated Company shall cause any Person that becomes a Subsidiary of such Affiliated Company to execute and deliver an Addendum to this Agreement in the form of Exhibit A hereto and deliver such Addendum to BTCC, the Consumers Trustee and the New Anchor Trustee.

               14. This Agreement shall remain in effect until payment in full of all principal and interest under the Credit Agreement, the Consumers Indenture and the Anchor Indenture and the termination of all commitments thereunder.

               15. This Agreement shall be construed and enforced in accordance with the laws of the State of New York, without regard to conflicts of laws principles thereof.

               16. Unless otherwise provided herein, any notice or other communications herein required or permitted to be given shall be in writing and may be personally served, telecopied or sent by mail and shall be deemed to have been given when delivered in person, upon receipt of telecopy or four Business Days after depositing it in the mail, registered or certified, with postage prepaid and properly addressed. For the purposes hereof, the addresses of the parties hereto (as provided in this paragraph) shall be as set forth below (any of which address may be changed by notice given in accordance with this paragraph).

                      (a)    In the case of New Anchor, at

                             Anchor Glass Container Corporation
                             One Anchor Plaza
                             4343 Anchor Plaza Parkway



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                             Tampa, FL  33634-7513
                             Facsimile No.:  (813) 882-7859
                             Attention:  John J. Ghaznavi

                      (b)    In the case of G&G, at

                             3140 William Flinn Highway
                             Allison Park, PA  15101
                             Facsimile No.:  (412) 487-0390
                             Attention:  John J. Ghaznavi

                      (c) In the case of Glenshaw, Hillsboro, IMTEC and Consumers U.S., at:

                             c/o G & G Investments, Inc.
                             3140 William Flinn Highway
                             Allison Park, PA  15101
                             Facsimile No.:  (412) 487-0390
                             Attention:  John J. Ghaznavi

                      (d) In the case of Consumers Packaging, and Consumers International, at:

                             Consumers Packaging Inc.
                             401 The West Mall
                             Suite 900
                             Etobicoke, Ontario M9C 5J7
                             Facsimile No.:  (416) 232-3635
                             Attention:  John J. Ghaznavi

                      (e)    In the case of BTCC, at:

                             14 Wall Street, 3rd Floor
                             New York, NY  10005
                             Facsimile No.:  (212) 618-2630
                             Attention:  Basil Palmeri

                      (f)    In the case of the Consumers Trustee:

                             101 Barclay Street
                             New York, NY  10286
                             Facsimile No: (212)815-5915
                             Attention:  Corporate Trust Trustee Administration

                      (g)    In the case of the New Anchor Trustee, at:



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                             101 Barclay Street
                             New York, NY  10286
                             Facsimile No: (212)815-5915
                             Attention:  Corporate Trust Trustee Administration

               17. This Agreement supersedes all prior agreements as between the parties with regard to the subject matter hereof other than the Credit Agreement, the Consumer Indenture and the Anchor Indenture (including, without limitation, the Affiliate Transactions Agreement, dated as of February 5, 1997). All references in the Credit Agreement to the Affiliate Transactions Agreement shall be deemed to be references to this Agreement.

               18. In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

               19. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

               20. A. Any legal action or proceeding with respect to this Agreement may be brought in the courts of the State of New York or the United States District Court for the Southern District of New York, and, by execution and delivery of this Agreement, each of the parties to this Agreement hereby irrevocably accepts for itself and in respect of its respective property, generally and unconditionally, the jurisdiction of the aforesaid courts. Each of the parties to this Agreement hereby further irrevocably waives any claim that any such court lacks jurisdiction over such party and agrees not to plead or claim in any legal action or proceeding with respect to this Agreement brought in any of the aforesaid courts, that any such court lacks jurisdiction over such party. Each of the parties to this Agreement irrevocably consents to the service of process in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to such party at its respective address for notices pursuant to Paragraph 16, such service to become effective 30 days after such mailing. To the extent permitted by law, each of the parties to this Agreement hereby irrevocably waives any objection to such service of process and further irrevocably waives and agrees not to plead or claim in any action or proceeding commenced hereunder that service of process was in any way invalid or ineffective. Nothing herein shall affect the right of any party to this Agreement to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against any party in any other jurisdiction.

                  B. Each of the parties to this Agreement hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Agreement brought in the courts referred to in Clause A above and hereby further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum.



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                  C. Each of the parties to this Agreement waives any right to a trial by jury in any action or proceeding arising out of this Agreement or any transactions related hereto.

               19. No amendment, modification, termination or waiver of any term or provision of this Agreement, shall be effective without the prior written concurrence of the parties hereto, except as otherwise permitted in the Credit Agreement, the Consumers Indenture and the Anchor Indenture.



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               IN WITNESS WHEREOF, the parties have executed this Intercompany
Agreement as of the day and year first above written.

                                   G & G INVESTMENTS, INC.


                                   By: /s/ David T. Gutowski
                                      -----------------------------------
                                   Name: David T. Gutowski
                                   Title:


                                   GLENSHAW GLASS COMPANY


                                   By: /s/ David T. Gutowski
                                      -----------------------------------
                                   Name: David T. Gutowski
                                   Title:


                                   HILLSBORO GLASS COMPANY


                                   By: /s/ David T. Gutowski
                                      -----------------------------------
                                   Name: David T. Gutowski
                                   Title:


                                   I.M.T.E.C. ENTERPRISES, INC.


                                   By: /s/ David T. Gutowski
                                      -----------------------------------
                                   Name: David T. Gutowski
                                   Title:


                                   CONSUMERS PACKAGING INC.



                                   By: /s/ David Jack
                                      -----------------------------------
                                   Name: David Jack
                                   Title: Vice-President


                                   By: /s/ M. William Lightner, Jr.
                                      -----------------------------------
                                   Name: M. William Lightner, Jr.
                                   Title: Vice President and
                                          Chief Financial Officer


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                                   ANCHOR GLASS CONTAINER CORPORATION


                                   By: /s/ M. William Lightner, Jr.
                                      -----------------------------------
                                   Name: M. William Lightner, Jr.
                                   Title: Vice President and
                                          Chief Financial Officer

                                   CONSUMERS INTERNATIONAL, INC.


                                   By: /s/ M. William Lightner, Jr.
                                      -----------------------------------
                                   Name: M. William Lightner, Jr.
                                   Title: President

                                   By: /s/ David Jack
                                      -----------------------------------
                                   Name: David Jack
                                   Title: Secretary-Treasurer



                                   CONSUMERS U.S., INC.


                                   By: /s/ M. William Lightner, Jr.
                                      -----------------------------------
                                   Name: M. William Lightner, Jr.
                                   Title: Vice President and
                                          Chief Financial Officer




                                   BT COMMERCIAL CORPORATION,
                                      for itself and as Agent


                                   By: /s/ Rita Dagdelen-Keskinyan
                                      -----------------------------------
                                   Name:   Rita Dagdelen-Keskinyan
                                   Title:  Senior Vice President




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                                   THE BANK OF NEW YORK,
                                     as New Anchor Trustee


                                   By: /s/ Paul J. Schmalzel
                                      -----------------------------------
                                   Name: Paul J. Schmalzel
                                   Title: Assistant Treasurer


                                   THE BANK OF NEW YORK,
                                       as Consumers Trustee


                                   By: /s/ Paul J. Schmalzel
                                      -----------------------------------
                                   Name: Paul J. Schmalzel
                                   Title: Assistant Treasurer